SUPPLEMENT DATED FEBRUARY 20, 2020
To the following variable annuity prospectuses:
Allianz Index Advantage Income® Variable Annuity
Dated November 18, 2019
Allianz Index Advantage® Variable Annuity
Allianz Index Advantage ADV® Variable Annuity
Allianz Index Advantage NF® Variable Annuity
Dated April 29, 2019, as supplemented November 18, 2019

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

For all products listed above issued in Pennsylvania on or after February 24, 2020 the following amends information in Appendix F – Alternate Minimum Value.
For Index Options available with the Index Protection Strategy, Index Protection Strategy with DPSC, or Index Protection Strategy with Cap, the alternate interest for each Index Year is equal to 87.5% of the Index Option Base multiplied by the alternate interest rate stated in your Contract. For Index Options available with the Index Precision Strategy, Index Guard Strategy, or Index Performance Strategy, the Alternate Minimum Value does not accrue Accumulated Alternate Interest.

PRO-012-0519
(IXA-003,IXA-003-ADV,IXA-003-NF,IAI-003)